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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 12, 2014

ROYAL CARIBBEAN CRUISES LTD.
(Exact Name of Registrant as Specified in Charter)

Republic of Liberia
(State or Other Jurisdiction of Incorporation)

1-11884	98-0081645
(Commission File Number)	(IRS Employer Identification No.)

1050 Caribbean Way, Miami, Florida	33132
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 305-539-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                 Submission of Matters to a Vote of Security Holders.

The 2014 Annual Meeting of Shareholders of Royal Caribbean Cruises Ltd. was held on May 12, 2014 for the following purposes:

●   To elect five directors to our Board of Directors, each for a one-year term expiring in 2015;

●   To hold an advisory vote to approve the compensation of our named executive officers;

●   To approve an amendment to our 1994 Employee Stock Purchase Plan to increase the number of authorized shares reserved for purchase thereunder; and

●   To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

We had 222,036,105 outstanding shares of our Common Stock as of March 24, 2014, the record date for the Annual Meeting.  182,456,701 shares of Common Stock were represented in person or by proxy at the Annual Meeting, which was sufficient to constitute a quorum for the purpose of transacting business.

The final voting results for each proposal are set forth below:

Election of Directors

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
John F. Brock	173,231,225	101,074	94,303	9,030,099
Eyal M. Ofer	170,293,671	3,039,071	93,860	9,030,099
William K. Reilly	170,841,514	2,491,060	94,028	9,030,099
Vagn O. Sørensen	156,197,473	17,131,966	97,163	9,030,099
Arne Alexander Wilhelmsen	171,591,077	1,741,685	93,840	9,030,099

Each of the five nominees listed above was elected to the Board of Directors, having received the affirmative vote of a majority of the votes cast with respect to the election of directors.

Advisory Vote on Compensation of Named Executive Officers

	Number	Percentage of Votes Cast
Votes For	150,269,194	91.06%
Votes Against	14,747,228	8.94%
Abstentions	8,410,180	—
Broker Non-Votes	9,030,099	—

The compensation of our named executive officers was approved on an advisory basis, having received the affirmative vote of a majority of the votes cast with respect to such proposal.

Amendment of Employee Stock Purchase Plan

	Number	Percentage of Votes Cast
Votes For	173,025,353	99.83%
Votes Against	294,747	0.17%
Abstentions	106,502	—
Broker Non-Votes	9,030,099	—

The amendment of our Employee Stock Purchase Plan was approved, having received the affirmative vote of a majority of the votes cast with respect to such proposal.

Ratification of the Auditors

	Number	Percentage of Votes Cast
Votes For	181,456,042	99.51%
Votes Against	887,590	0.49%
Abstentions	113,069	—
Broker Non-Votes	—	—

The selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014 was ratified, having received the affirmative vote of a majority of the votes cast with respect to such proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date:	May 12, 2014	By:	/s/ Bradley H. Stein
		Name:	Bradley H. Stein Senior Vice President, General Counsel & Secretary
Title: